Exhibit 10.1

DEMANDWARE, INC.

Incentive Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20    (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20    (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

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(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20     (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

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(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

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4.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

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DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

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DEMANDWARE, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered by the Recipient to the Company.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:         . Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by, a director of, or a consultant or advisor to the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

        The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

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5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

8. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares; or (ii) by transferring to the Company, on each date on which Restricted Shares vest under this Agreement, such number of Restricted Shares that vest on such date as have a fair market value (calculated using the last reported sale price of the common stock of the Company on the New York Stock Exchange on the trading date immediately prior to such vesting date) equal to the amount of the Company’s tax withholding obligation in connection with the vesting of such Restricted Shares. [Alternative 1: To effect such delivery of Restricted Shares, the Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing such Restricted Shares and transfer ownership of such Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company.] [Alternative 2—If the tender of shares is optional: To effect such delivery of Restricted Shares, the Recipient shall deliver a written notice to the Company stating that a specified number of Restricted Shares registered to the Recipient in book entry form are thereby transferred to the Company. Alternative 2—If the tender of shares is mandatory: Such delivery of Restricted Shares to the Company shall be deemed to happen automatically, without any action required on the part of the Recipient, and the Company is hereby authorized to take such actions as are necessary to effect such delivery.]]

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9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement for German Participant

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20     (the “Grant Date”) to                     , a German resident employee, consultant or director of a subsidiary to the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”) notably Section 5 thereof, a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Participant’s Employing Entity Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, his or her employing entity or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Participant’s Employing Entity. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and his or her employing entity, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and his or her employing entity has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

        (e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with his or her employing entity is terminated by his or her employing entity for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with his or her employing entity that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to his or her

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employing entity (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and his or her employing entity), as determined by his or her employing entity, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if his or her employing entity determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company or his or her employing entity, or makes provision satisfactory to the Company or his or her employing entity for payment of, any federal or state taxes or pays to the employing entity, or makes provision satisfactory to the employing entity for payment of German salary income tax and social security and pension contributions of any kind required or allowed by law to be withheld in respect of this option. The employing entity may request an advance cash payment to satisfy German salary tax and social security and pension withholding requirements. The Participant is required to immediately inform his or her employing entity of the fact and date of any exercise of this option and, notwithstanding this requirement, the Participant consents to the Company informing his or her employing entity of the same.

(b) Indemnity. The Participant hereby indemnifies the Company, his or her employing entity and each parent or subsidiary of the Company against all and any Tax Liabilities (including, to the maximum extent permitted by law, employer social security and pension contributions) which arise or may arise in connection with this option and the Common Stock issued or transferred to the Participant pursuant to the exercise of this option in whole or in part.

(c) The Participant has reviewed with his own tax advisors the tax consequences of the grant, vesting and exercise of this option and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representatives of the Company, his or her employing entity of any agent thereof.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution applicable to the Participant, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.	No Right to Employment etc.

(a) The grant of options under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract (if any).

(b) Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Participant’s employing entity or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service.

(c) The rights and obligations of the Participant under the terms of his office or employment with his or her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

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8.	Data Privacy.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his personal data as described in this Agreement by and among, as applicable, his or her employing entity or contracting party and the Company for the exclusive purpose of implementing, administering and managing his participation in the Plan.

The Participant understands that the Company holds certain personal information about him, including, but not limited to, his name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his participation in the Plan. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage his participation in the Plan. The Participant understands that he may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his local human resources representative. The Participant understands, however, that refusing or withdrawing his consent may affect his ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, the Participant understands that he may contact his local human resources representative.

9.	Governing Law.

This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement for UK Participant

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20     (the “Grant Date”) to                     , a UK resident employee, consultant or director of a subsidiary to the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Participant’s Employing Entity Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, his or her employing entity or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Participant’s Employing Entity. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and his or her employing entity, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and his or her employing entity has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

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(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with his or her employing entity is terminated by his or her employing entity for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with his or her employing entity that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to his or her employing entity (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and his or her employing entity), as determined by his or her employing entity, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if his or her employing entity determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company or his or her employing entity, or makes provision satisfactory to the Company or his or her employing entity for payment of, any federal or state taxes, UK income tax and national insurance contributions of any kind required or allowed by law to be withheld in respect of this option or which the Participant has provided an indemnity or has agreed or elected to bear including without limitation any employer and employee national insurance contributions (together “Tax Liabilities”).

(b) Indemnity. The Participant hereby indemnifies the Company, his or her employing entity and each parent or subsidiary of the Company against all and any Tax Liabilities (including, to the maximum extent permitted by law, employer national insurance contributions) which arise or may arise in connection with this option and the Common Stock issued or transferred to the Participant pursuant to the exercise of this option in whole or in part.

(c) Employer NIC Joint Election. Unless the Company permits otherwise, this option may not be exercised unless and until the Company has received from the Participant a duly completed joint election with the Company, his or her employing entity or other company (in the form and manner prescribed by the Company from time to time) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any employer national insurance contributions which may arise in connection with this option and the Common Stock which is or may be acquired on the exercise of this option.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution applicable to the Participant, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.	No Right to Employment etc.

(a) The grant of options under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract (if any).

(b) Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Participant’s employing entity or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service.

(c) The rights and obligations of the Participant under the terms of his office or employment with his or her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving

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rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

8.	Data Privacy.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his personal data as described in this Agreement by and among, as applicable, his or her employing entity or contracting party and the Company for the exclusive purpose of implementing, administering and managing his participation in the Plan.

The Participant understands that the Company holds certain personal information about him, including, but not limited to, his name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his participation in the Plan. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage his participation in the Plan. The Participant understands that he may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his local human resources representative. The Participant understands, however, that refusing or withdrawing his consent may affect his ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, the Participant understands that he may contact his local human resources representative.

9.	Governing Law.

This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

5

Stock Option Agreement

under the Demandware, Inc.

2012 Stock Incentive Plan and Sub-Plan for France

We are pleased to inform you that the Board, acting under the authorization given by the shareholders to establish the Demandware Inc. 2012 Stock Incentive Plan and sub-plans, granted you <> stock options to purchase to DEMANDWARE, Inc.’s shares, at the price of <> dollars per unit in the context of Article L. 225-177 of the French Commercial Code.

Name of Optionee:	(the “Optionee”)

No. of Option Shares:	Shares of Common Stock

Grant Date:	(the “Grant Date”)

Expiration Date:	(the “Expiration Date”)

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Option Exercise Price/Share:	(the “Option Exercise Price”)

Pursuant to the Demandware, Inc. 2012 Incentive Plan (the “Plan”), and the Sub-Plan for France (the ‘Sub-Plan’), Demandware, Inc., a Delaware corporation (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an officer, employee, director of the Company or any of its Subsidiaries, a French Qualified option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company indicated above (the “Option Shares,” and such shares once issued shall be referred to as the “Issued Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Stock Option Agreement (this “Agreement”) and in the Sub-Plan. It is intended that this Stock Option shall qualify for favorable income tax and social tax treatment under Sections L.225 – 177 to L. 225 – 186 of the French Commercial Code. The Optionee acknowledges receipt of a copy of the Plan and the Sub-Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Stock Option subject to all of the terms and provisions thereof.

1. Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan and the Sub-Plan.

An “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee, or (ii) the Optionee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Optionee being subject to a transfer of the Stock Option or the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” shall mean a vote of the Board resolving that the Optionee should be dismissed as a result of:

(i) dishonest acts of the Optionee with respect to the Company or any Affiliate of the Company;

(ii) the commission by or indictment of the Optionee for (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud (“indictment,” for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

(iii) Optionee’s breach of his duty of loyalty to the Company or any Affiliate of the Company or any act or omission by the Optionee constituting unethical business practices;

(iv) failure to perform to the reasonable judgment of the Board the Optionee’s duties and responsibilities assigned or delegated to such Optionee;

(v) gross negligence of the Optionee, including but not limited to continued absences after written notice given to the Optionee by the Board;

(vi) willful misconduct or insubordination of the Optionee with respect to the Company or any Affiliate of the Company, including but not limited to repeated unwarranted threats of resignation; or

(vii) breach by the Optionee of any of the Optionee’s material obligations under any noncompetition, nondisclosure and developments agreement executed by the Optionee in favor of the Company or any Affiliate of the Company.

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“Person “ shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Sale Event” shall mean, regardless of form thereof, consummation of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iii) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction; provided, however, that “Sale Event” shall not include any financing transaction of the Company (whether public or private) that would otherwise be and/or trigger a “Sale Event” under (iii) and/or (iv) above.

“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or in one of the other corporations in the chain.

2. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested.

(b) Except as set forth below and in Section 6, and subject to the determination of the Board in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to: (i) twenty-five percent (25%) of the Option Shares on the first anniversary of the Vesting Commencement Date; and (ii) 2.0833% of the Option Shares at the end of each successive one-month period following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.

(c) Notwithstanding anything herein to the contrary, but without limitation of Section 6, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and thereafter remains in effect following such Sale Event as contemplated by Section 6.

(d) Termination. Except as may otherwise be provided by the Board, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i) Termination of the employment contract or executive position by way of the Beneficiary’s retirement, the right to exercise the Options remains open for three (3) months following the date of the termination of the employment contract or executive position,

(ii) Invalidity of the 2nd and 3rd category under Article L.341-4 of the French Social Security Code, the right to exercise the Options remains open for twelve (12) months following the date of invalidity,

(iii) On the death of the Beneficiary, the right to exercise the Options remains open to the Beneficiary’s heirs for six (6) months following the date of death as stated in section 5. hereafter,

(iv) Other Termination. If the Optionee’s employment terminates for any reason other than death, disability or retirement, and unless otherwise determined by the Board, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier, provided, however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Board’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of the Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

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3. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date (subject to Section 2(c) and Section 6), the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Option Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described below. Payment instruments will be received subject to collection.

(i) in cash, by certified or bank check, or other instrument acceptable to the Board in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares; or

(ii) as permitted by the 2012 Stock Incentive Plan, an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding.

(b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Board with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan and the Sub-Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Board as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Issued Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

(c) Notwithstanding any other provision hereof or of the Plan or the Sub-Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

(d) Shares issued on exercise of an Option are unassignable for a period of four (4) years from the Option Grant Date, although this share retention period may not exceed three (3) years from the date of exercise of the Option (hereafter, the “Holding Period”).

(e) On expiry of the Holding Period, the Shares are transferable in accordance with provisions of the Company by-laws, and any other act agreed by the Company’s shareholders.

4. Incorporation of Plan and the Sub-Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan and the Sub-Plan for France.

5. Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by inheritance. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee subject to provisions of Section 2 and Section 3 of the Agreement.

In the event of death of the beneficiary during the exercise period of the options, the beneficiary’s heirs will have a period of six (6) months following the date of death, to exercise the option. Upon expiry of this period the option will be null and void.

6. Effect of Certain Transactions. In the case of a Sale Event, this Stock Option shall terminate upon the effective time of any such Sale Event unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the continuation or assumption of this Stock Option heretofore granted, or the substitution of this Stock Option with a new Stock Option of the successor entity or a parent thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree. In the event of such termination, the Optionee shall be permitted, for a specified period of time prior to the consummation of the Sale Event as determined by the Board, to exercise all portions of the Stock Option which are then exercisable.

7. Withholding Taxes. No Shares will be issued pursuant to the exercise of this option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

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8. Miscellaneous Provisions.

(a) Adjustments for Changes in Capital Structure. Where there is an increase or change in the Company’s share capital, and more generally where one of the events provided for under Article L.225-181 of the French Commercial Code occurs, the Board has the discretion to determine that an adjustment may be made to the number and/or purchase price of Shares, in accordance with the provisions of Articles R.225-137 of the French Commercial Code. Notification of said adjustment shall be made to the Beneficiaries.

(b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

DEMANDWARE, INC.

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

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Appendix A

NOTICE OF STOCK OPTION EXERCISE

Date:                     1

Demandware, Inc.

5 Wall Street

Burlington, MA 01803

Attention: Treasurer

Dear Sir or Madam:

I am the holder of a Nonstatutory Stock Option granted to me under the Demandware, Inc. (the “Company”) 2012 Stock Incentive Plan and the SubPlan for France on                     2 for the purchase of                 3 shares of Common Stock of the Company at a purchase price of $        4 per share.

I hereby exercise my option to purchase                 5 shares of Common Stock (the “Shares”), for which I have enclosed             6 in the amount of             7. Please register my stock certificate as follows:

Name(s):	[8]

Address:

Tax I.D. #:

Very truly yours,

(Signature)

[1]	Enter the date of exercise.
[2]	Enter the date of grant.
[3]	Enter the total number of shares of Common Stock for which the option was granted.
[4]	Enter the option exercise price per share of Common Stock.
[5]	Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.
[6]	Enter (i) “cash”, (ii) “personal check,” or (iii) as permitted by the 2012 Stock Incentive Plan, an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding.
[7]	Enter the dollar amount (exercise price per share times the number of shares to be purchased).
[8]	Enter name to appear on stock certificate.

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DEMANDWARE, INC.

Non-Executive Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

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DEMANDWARE, INC.

Non-Executive Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered by the Recipient to the Company.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:                    . Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by, a director of, or a consultant or advisor to the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the

2

sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

8. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Company’s obligation to release the Restricted Shares from the forfeiture and nontransferability restrictions on the vesting date of such Restricted Shares shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”). The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes. The Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes. Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

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9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

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Exhibit A

Election

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

[    ] I elect to use the Standing Order set forth on Exhibit B.

Date:	By:
[insert name of Recipient]

5

Exhibit B

Standing Order1

[    ] I elect to pay the Company by cash or check up to $         in Withholding Taxes in connection with each and every vesting date for the Restricted Shares and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

or

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Shares satisfied by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Shares, I agree to the following:

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

[1]	IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

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4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

DEMANDWARE, INC.

Date:	By:
Name:
Title:

Date:	By:
[name of Recipient]

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DEMANDWARE, INC.

Performance-Based Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:

Maximum Number of Shares of Performance-Based Restricted Stock:

Target Number of Shares of Performance Based Restricted Stock:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive a performance-based restricted stock award, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Performance-Based Restricted Stock Agreement. Please confirm your acceptance of this award (the “Award”) and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

DEMANDWARE, INC.

Performance-Based Restricted Stock Agreement

The terms and conditions of the award of performance-based shares of restricted stock (the “Restricted Shares”) with respect to shares of common stock of the Company made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1.	Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment services rendered and to be rendered by the Recipient to the Company and to provide incentives with respect to the performance conditions set forth in this Agreement and retention of the Recipient. Shares will only be treated as vested if and to the extent (i) the Performance Condition on Schedule I is satisfied and (ii) the Service-Based Condition in Section 3 hereof is satisfied. Assuming the foregoing conditions are satisfied, the Company shall reflect the results of such satisfaction through vesting an applicable number of the Restricted Shares.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 4 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

2.	Determination of Performance.

The performance condition (“Performance Condition”) for the Award is set forth on Schedule I hereto and the results of the performance must be certified by the Company’s Compensation Committee before determined to have been met. Such certification must be completed on or before                    with respect to 20     (the date of such certification being the “Performance Certification Date”). If and to the extent the Performance Condition is not satisfied, the Restricted Shares for which it is not satisfied will be immediately forfeited upon                    with respect to 20    . Restricted Shares for which the Performance Condition is satisfied are “Performance-Adjusted Restricted Shares” (i.e., the number of Restricted Shares remaining after any downward adjustment for the application of the Performance Condition).

3.	Vesting.

(a) Service-Based Condition; Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Performance-Adjusted Restricted Shares must also satisfy the requirement to remain employed (the “Service-Based Condition”) in accordance with the following vesting schedule:                     . Any fractional number of Performance-Adjusted Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Performance-Adjusted Restricted Shares shall vest effective immediately prior to the death or Disability (as defined below) of the Recipient or the consummation of a Change of Control. For purposes of this Agreement, “Disability” means (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days. For purposes of this Agreement, a “Change of Control” means, regardless of form thereof, consummation of (a) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (b) a merger, reorganization or consolidation in which the outstanding shares of capital stock of the Company are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (c) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (d) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction; provided, however, that “Change of Control” shall not include any financing transaction of the Company (whether public or private) that would otherwise be and/or trigger a “Change of Control” under (c) and/or (d) above.

4.	Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by or a director of the Company for any reason or no reason, with or without cause (except as provided in Section 3(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment; provided, however, that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award (to the extent the Performance Condition has already been satisfied), upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Recipient shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Recipient for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment or forfeiture of Restricted Shares. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries, except to the extent those plans or applicable law provide otherwise.

5.	Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the

Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 4 and the restrictions on transfer set forth in this Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares that have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

6.	Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Performance Based Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

7.	Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

8.	Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property that the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

9.	Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Company’s obligation to release the Restricted Shares from the forfeiture and nontransferability restrictions on the vesting date of such Restricted Shares shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”). The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes. The Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes. Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

10.	Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

Exhibit A

Election

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

[    ] I elect to use the Standing Order set forth on Exhibit B.

Date:	By:
[insert name of Recipient]

Exhibit B

Standing Order1

[    ] I elect to pay the Company by cash or check up to $         in Withholding Taxes in connection with each and every vesting date for the Restricted Shares and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

or

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Shares satisfied by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Shares, I agree to the following:

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

[1]	IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

DEMANDWARE, INC.

Date:	By:
Name:
Title:

Date:	By:
[name of Recipient]

SCHEDULE I

Performance-Based Restricted Stock Metrics:

Subject to the terms of the Plan and the Award Agreement, the number of Restricted Shares satisfying the Performance Condition portion of the vesting conditions (i.e., the Performance-Adjusted Restricted Shares) is based on Company performance versus the following goal:

DEMANDWARE, INC.

Nonstatutory Stock Option Agreement for Dutch Participant

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on                     , 20    (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $             per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on                     , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to             . For purposes of this Agreement, “Vesting Commencement Date” shall mean                     , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this

1

option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean an “urgent cause for dismissal” (dringende reden, as referred to in section 7:678 of the Dutch Civil Code) or willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until, in as far as any benefit derived by the Optionee from the Plan is considered taxable wages pursuant to the provisions of the Dutch Wage Tax Act (Wet op de loonbelasting 1964), the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes or social security premiums required by law to be withheld in respect of this option.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.	Data privacy.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer or contracting party and the Company for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.

The Participant understands that the Company holds certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

2

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

3

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

4

DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

(Australian Recipients only)

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

DEMANDWARE, INC.

Restricted Stock Agreement

(Australian Recipients only)

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment] and employment services to be rendered by the Recipient to the Company. For the avoidance of doubt, the award is made in respect of Restricted Shares only and is in no way substitutable for a cash payment (equivalent to the value of the shares or other eligible products, or the value of an increase in their price).

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. The Restricted Shares will be identifiable by identifying numbers and are unique to the Recipient. If, in accordance with the terms of this Agreement, the Restricted Shares shall no longer be eligible to vest in the Recipient, those Restricted Shares may not be transferred to any other party, save for transfer to the Company contemplated in accordance with Section 3 below. Following the vesting of Restricted Shares pursuant to Section 2 below, the Recipient must within 6 months after vesting, provide notice to the Company electing to have the relevant Restricted Shares delivered to the Recipient (“Exercise Notice”). If the Recipient fails to serve an Exercise Notice within 6 months after vesting the Company may in its discretion forfeit the Restricted Shares which were the subject of vesting. Within 14 days after receipt of a valid Exercise Notice, the Company must deliver to the Recipient a certificate representing the vested Restricted Shares which are the subject of a valid Exercise Notice. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule: [________]. Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by, a director of, or a consultant or advisor to the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

8. Tax Matters.

(a) Acknowledgments. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law, whether that of the United States federal authorities, the State of Delaware or Australia, to be withheld with respect to the Restricted Shares.

9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

DEMANDWARE, INC.

Nonstatutory Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20    (the “Grant Date”) to                     , an employee of the Company or one of its subsidiaries or affiliates (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $        per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on         , 20    (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                                , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. For purposes of this Agreement, “Vesting Commencement Date” shall mean                     , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full as described below. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. The Participant may exercise any or all of his vested options by providing irrevocable instructions to the Company’s broker, which currently is Morgan Stanley (“MS”). Upon the Participant’s instruction to exercise, MS will simultaneously sell (out of the Shares subject to the options exercised) the number of Shares that is sufficient to pay the exercise price

NQL OPTION AGT CHINESE CITIZEN EMPLOYEES 040115

of the options being exercised, as well as applicable brokerage fees. The Participant may also instruct MS to sell all the Shares subject to the option being exercised. To the extent that applicable laws or regulatory requirements change, the Company reserves the right to permit the Participant to exercise the option via any other payment method provided under the Plan.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company or a subsidiary or affiliate (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of 180 days following the date of death or disability of the Participant (or such other period as may be imposed by the Company at its discretion to facilitate compliance with applicable laws or regulatory requirements, including any restrictions mandated by the State Administration of Foreign Exchange (the “SAFE”) in China), by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

NQL Option AGT Chinese Citizen Employees

4.	Withholding.

No Shares will be issued or sale proceeds distributed pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the option, the Participant authorizes the employer to deduct personal income tax in relation to the options from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Shares under the option to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the option (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

5.	Transfer Restrictions and Forced Sale.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

Following exercise of the option, the Participant may immediately sell the Shares received (solely in accordance with the Company’s Insider Trading Policy) or hold the Shares in his MS account to sell at a later date. However, the Participant will not be permitted to transfer or move any Shares out of his MS account other than upon the sale of such Shares. Furthermore, the Participant is not permitted to hold any options or Shares after 180 days following termination of employment (or such other time period as may be imposed by the Company to comply with applicable laws or regulatory requirements, including restrictions mandated by the SAFE). This means that any vested options must be exercised (and any resulting Shares sold), at the latest, within 180 days following termination or they will be forfeited. Any Shares received from a previous exercise and held by the Participant will be subject to a forced sale by the 180th day after termination.

NQL Option AGT Chinese Citizen Employees

6.	Repatriation.

Due to foreign exchange restrictions in China, the Participant is required to repatriate all proceeds that received from dividend payments (if any) and/or the above sale of Shares to China through a domestic special-purpose foreign exchange account that the Company has established for this purpose. By accepting the option, the Participant agrees to this repatriation process. MS will remit the proceeds from any sale of Shares, less any commissions or other fees, directly to the Company’s special-purpose foreign exchange account. The proceeds may then be distributed to the Participant, subject to the Company’s determination that the Participant has paid (through payroll withholdings, direct reimbursement to his employer, net share withholding, sell-to-cover, or other method as specified by the Company) any tax amounts that are due as described in Section 4 above.

At the Company’s discretion, the proceeds may be distributed from the special-purpose foreign exchange account directly to the Participant’s individual USD account. If requested by the Company, the Participant is responsible for providing a personal domestic bank account to receive sale proceeds. The Participant is responsible for the accuracy of the account information provided to the Company and for ensuring that the bank account is able to receive deposits in US dollars. Alternatively, the Company may at its discretion convert USD sale proceeds to RMB and transfer such proceeds to the local employer for distribution to the Participant through local payroll. The Company also reserves the right to transfer a portion of or all sale proceeds to the local employer or to the tax authorities to pay any tax amounts that are due.

7.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option. The Participant understands that the foreign exchange and tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the SAFE and other PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on this option and the Shares subject to this option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting and exercise of the option or the sale of Shares received pursuant to the option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

NQL Option AGT Chinese Citizen Employees

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:

Name:
Title:

NQL Option AGT Chinese Citizen Employees

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

NQL Option AGT Chinese Citizen Employees

DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

FORM OF RSA PRC citizens 04012015

DEMANDWARE, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered] by the Recipient to the Company or a subsidiary or affiliate.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:                                 , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s

FORM OF RSA PRC citizens 04012015

long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer and Forced Sale.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

Following vesting of the Restricted Shares, the Participant may immediately sell the Restricted Shares received (solely in accordance with the Company’s Insider Trading Policy) or hold the Restricted Shares in his account with the Company’s broker, which currently is Morgan Stanley (“MS”), to sell at a later date. However, the Participant will not be permitted to transfer or move any Restricted Shares out of his MS account other than upon the sale of such Restricted

Form of RSA China PRC citizens 04012015

Shares. Furthermore, the Participant is not permitted to hold any Restricted Shares after 180 days following termination of employment (or such other time period as may be imposed by the Company to comply with applicable laws or regulatory requirements, including restrictions mandated by the SAFE). This means that any vested Restricted Shares must be sold, at the latest, within 180 days following termination or they will be forfeited. Any Restricted Shares previously vested and held by the Participant will be subject to a forced sale by the 180th day after termination.

5. Repatriation.

Due to foreign exchange restrictions in China, the Participant is required to repatriate all proceeds that received from dividend payments (if any) and/or the above sale of Restricted Shares to China through a domestic special-purpose foreign exchange account that the Company has established for this purpose. By accepting the Restricted Shares, the Participant agrees to this repatriation process. MS will remit the proceeds from any sale of Restricted Shares, less any commissions or other fees, directly to the Company’s special-purpose foreign exchange account. The proceeds may then be distributed to the Participant, subject to the Company’s determination that the Participant has paid (through payroll withholdings, direct reimbursement to his employer, net share withholding, sell-to-cover, or other method as specified by the Company) any tax amounts that are due as described in Section 9 below.

At the Company’s discretion, the proceeds may be distributed from the special-purpose foreign exchange account directly to the Participant’s individual USD account. If requested by the Company, the Participant is responsible for providing a personal domestic bank account to receive sale proceeds. The Participant is responsible for the accuracy of the account information provided to the Company and for ensuring that the bank account is able to receive deposits in US dollars. Alternatively, the Company may at its discretion convert USD sale proceeds to RMB and transfer such proceeds to the local employer for distribution to the Participant through local payroll. The Company also reserves the right to transfer a portion of or all sale proceeds to the local employer or to the tax authorities to pay any tax amounts that are due.

6. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

7. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders.

Form of RSA China PRC citizens 04012015

[Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

8. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

The Participant understands that the foreign exchange and tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the SAFE and other PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Shares and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting or the sale of Restricted Shares (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

9. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall

Form of RSA China PRC citizens 04012015

deliver written notice to the Recipient of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the Restricted Shares, the Participant authorizes the employer to deduct personal income tax in relation to the Restricted Shares from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Restricted Shares to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Restricted Shares (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Restricted Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

10. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

Form of RSA China PRC citizens 04012015

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

Form of RSA China PRC citizens 04012015

DEMANDWARE, INC.

Nonstatutory Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on            , 20    (the “Grant Date”) to                     , an employee of the Company or one of its subsidiaries or affiliates (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $        per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20    (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. For purposes of this Agreement, “Vesting Commencement Date” shall mean                     , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company or a subsidiary or affiliate (an “Eligible Participant”).

NQL AGT CHINA NON PRC CITIZEN 041520151

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Withholding.

No Shares will be issued or sale proceeds distributed pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on

NQL AGT CHINA NON PRC CITIZEN 041520151

behalf of the Participant. By accepting the option, the Participant authorizes the employer to deduct personal income tax in relation to the options from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Shares under the option to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the option (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option. The Participant understands that the tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on this option and the Shares subject to this option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting and exercise of the option or the sale of Shares received pursuant to the option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

NQL AGT CHINA NON PRC CITIZEN 041520151

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:

Name:
Title:

NQL AGT CHINA NON PRC CITIZEN 041520151

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

NQL AGT CHINA NON PRC CITIZEN 041520151

DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

FORM OF RSA China NON PRC Citizen 04152015

DEMANDWARE, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered] by the Recipient to the Company or a subsidiary or affiliate.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:                                 , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s

FORM OF RSA China NON PRC Citizen 04152015

long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

FORM OF RSA China NON PRC Citizen 04152015

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

The Participant understands that the tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Shares and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting or the sale of Restricted Shares (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

8. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that

FORM OF RSA China NON PRC Citizen 04152015

the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the Restricted Shares, the Participant authorizes the employer to deduct personal income tax in relation to the Restricted Shares from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Restricted Shares to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Restricted Shares (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Restricted Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

FORM OF RSA China NON PRC Citizen 04152015

9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

FORM OF RSA China NON PRC Citizen 04152015